LIMITED  POWER  OF  ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that I, Leonard M. Rubenstein, Chairman of
the  Board  and  Director  of    Cova    Financial  Services  Life  Insurance
Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with
the  Securities  and  Exchange  Commission  all  documents    required    for
registration    of    variable annuity and variable life insurance  contracts
under    the    Securities  Act of 1933, as amended, and the registration  of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem
 necessary    or    advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  10th  day  of  December,  1996.


WITNESS:


/s/  LAURA  A.  MELBER                               /s/ LEONARD M. RUBENSTEIN
________________________________        ______________________________________
                                             Leonard  M.  Rubenstein



                          LIMITED  POWER  OF  ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, E. Thomas Hughes, Jr., a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  10th  day  of  December,  1996.


WITNESS:


/s/  DEBRA  J.  FERGUSON                             /s/ E. THOMAS HUGHES, JR.
________________________________        ______________________________________
                                           E.  Thomas  Hughes,  Jr.



                          LIMITED  POWER  OF  ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that I, Lorry J. Stensrud, President and a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Jeffery K. Hoelzel as my attorney and agent, for me, and in my name as President and a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  6th  day  of  December,  1996.


WITNESS:


/s/  FRANCES  S.  COOK                                   /s/ LORRY J. STENSRUD
________________________________        ______________________________________
                                                 Lorry  J.  Stensrud



                          LIMITED  POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, J. Robert Hopson, a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  6th  day  of  December,  1996.


WITNESS:


/s/  PAUL  R.  MURPHY                                     /s/ J. ROBERT HOPSON
________________________________        ______________________________________
                                                  J.  Robert  Hopson






                          LIMITED  POWER  OF  ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, William C. Mair, Sr. Vice President, Controller and a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as Sr. Vice President, Controller and a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  6th  day  of  December,  1996.


WITNESS:



/s/  FRANCES  S.  COOK                                     /s/ WILLIAM C. MAIR
________________________________        ______________________________________
                                           William  C.  Mair



                          LIMITED  POWER  OF  ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that I, Matthew P. McCauley, a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  10th  day  of  December,  1996.


WITNESS:



/s/  VICTORIA  A.  QUINT                               /s/ MATTHEW P. MCCAULEY
________________________________        ______________________________________
                                           Matthew  P.  McCauley



                          LIMITED  POWER  OF  ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Patrice L. Peltier, a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  6th  day  of  December,  1996.


WITNESS:



/s/  FRANCES  S.  COOK                                  /s/ PATRICE L. PELTIER
________________________________        ______________________________________
                                                   Patrice  L.  Peltier



                          LIMITED  POWER  OF  ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, John W. Barber, a Director of Cova Financial Services Life Insurance Company, a corporation duly organized under the laws of the State of Missouri, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS  my  hand  this  12th  day  of  December,  1996.


WITNESS:


/s/  FRANCES  S.  COOK                                      /s/ JOHN W. BARBER
________________________________        ______________________________________
                                           John  W.  Barber